                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We  consent  to the  incorporation  by  reference  in this  Amendment  No.  1 to
Registration  Statement No. 333-104274 of Hallmark Financial  Services,  Inc. on
Form S-3 of our report dated  December 10, 2002 (January 27, 2003 as to Note 12)
(relating to the financial  statements of Phoenix Indemnity  Insurance  Company)
appearing in the Form 8-K/A dated April 14, 2003 of Hallmark Financial Services,
Inc., and incorporated by reference in this Registration Statement.

DELOITTE & TOUCHE LLP
May 29, 2003
Dallas, Texas